UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

CV SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-54677	80-0944970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9530 Padgett Street, Suite 107 San Diego, California		92126
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 290-2157

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2024, CV Sciences, Inc. (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among the Company, Elevated Softgels, LLC, a Delaware limited liability company (“Elevated Softgels”), Clayton J. Montgomery (a “Member”), Chris Fagan, Andrew Kester, and Timothy McGreer, pursuant to which the Company purchased all of the outstanding equity interests in Elevated Softgels, resulting in Elevated Softgels becoming a wholly owned subsidiary of the Company (the “Acquisition”). Elevated Softgels is a leading manufacturer of softgels. The Acquisition closed on May 13, 2024 (the “Closing Date”).

In consideration for the Acquisition, at closing, the Company (i) made a cash payment of $100,000 to the Member, less certain transaction expenses and certain other adjustments provided for in the Purchase Agreement (the “Closing Payment”), (ii) issued an aggregate of 15,854,185 restricted shares of Company common stock to the Member valued at $637,000, and (iii) issued an aggregate of 1,567,996 restricted shares of Company common stock to the selling broker of Elevated Softgels valued at $63,000. The Company common stock was valued based on the thirty-day volume weighted average price of the Company’s common stock on the thirty trading days prior to the date of the Purchase Agreement (the “Closing Shares,” and together with the Closing Payment, the “Closing Consideration”). The Closing Payment is subject to adjustment, upward or downward, based on post-closing adjustments to the net working capital of Elevated Softgels within 120 days of closing, as reflected in the Final Working Capital Statement (as defined in the Purchase Agreement). Additionally, within 90 days following the final determination of the Final Working Capital Statement (the “Receivables Date”), the Company shall be entitled to recover from the Member an amount equal to the unpaid balance, as of the Receivables Date, of all accounts receivable which were included in as assets in the Final Working Capital Statement.

In addition to the Closing Consideration, and as further consideration for the Acquisition, the Company shall make an additional payment in the form of an earn-out (the “Earnout Amount”), which shall be based on Company Net Revenue (as defined in the Purchase Agreement) generated during the 12-month period following the Closing Date and will be calculated as follows:

•
If the Company’s Net Revenue is at least $700,000, then the Earnout Amount will be $200,000.
•
If the Company’s Net Revenue is at least $650,000 but less than $700,000, then the Earnout Amount will be $125,000.
•
If the Company’s Net Revenue is at least $600,000 but less than $650,000, then the Earnout Amount will be $50,000.
•
If the Company’s Net Revenue is at least $550,000 but less than $600,000, then the Earnout Amount will be $25,000.
•
If the Company’s Net Revenue (as defined in the Purchase Agreement) is less than $550,000, then the Earnout Amount will be $0.

The Earnout Payment shall be paid within 10 business days after the final determination of the Company’s Net Revenue for the 12-month period following the Closing Date, as determined in accordance with the Purchase Agreement. 50% of the Earnout payment shall be paid in cash and 50% of the Earnout payment shall be in the form of restricted common stock of the Company, with the number of shares determined based upon the thirty-day volume weighted average price of the Company's common stock as of the 12-month anniversary of the Closing Date.

Pursuant to the Purchase Agreement, the recipients of the Company's common stock agreed that they will not, on any single trading day sell, transfer or otherwise dispose of any Company common stock, including the Closing Shares, in an aggregate amount exceeding the greater of (i) 15% of the of the Company’s common stock sold in the aggregate based on the greater of the current or proceeding trading day, and (ii) $3,000 in gross value; provided, however, that in the event that the Company enters into a leak-out agreement with any third party on terms more favorable than the foregoing, the Member shall be afforded the same more favorable terms offered to such third party.

Additionally, for a period of one year following the Closing Date, Mr. Montgomery and Mr. Fagan shall be prohibited from engaging in certain competitive and/or solicitation activities within the United States, as more particularly set forth in the Purchase Agreement.

The Purchase Agreement contains standard representations, warranties, covenants, indemnification and other terms customary in similar transactions.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete, and is qualified in its entirety by reference to the complete text of such Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s next periodic report.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) regarding the issuance of the Closing Shares is incorporated by reference into this Item 3.02.

The issuance of the shares of the Company’s common stock in connection with the Acquisition is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on exemptions from the registration requirements of the Securities Act in transactions not involved in a public offering pursuant to Section 4(a)(2) and/or Regulation D of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On May 13, 2024, the Company issued a press release announcing the Acquisition. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding the Purchase Agreement, the Acquisition, business strategy, and plans are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of CV Sciences, Inc. dated May 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CV SCIENCES, INC.

Date: May 13, 2024	By:	/s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer